                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                (DATE OF EARLIEST EVENT REPORTED): JULY 15, 2002


                                  ZONAGEN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                0-21198                              76-0233274
    (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION NO.)
    INCORPORATION OR ORGANIZATION)

                        2408 TIMBERLOCH PLACE, SUITE B-4
                           THE WOODLANDS, TEXAS 77380
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (281) 367-5892
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

ITEM 5. OTHER EVENTS

         On July 15, 2002, Zonagen, Inc. issued a press release announcing that the Company and Schering-Plough Corporation have mutually agreed to terminate the worldwide licensing agreements that cover Zonagen's phentolamine based technologies for sexual dysfunction including VASOMAX(TM). The agreements had been in place since November 14, 1997. The technology was returned to Zonagen for undisclosed present and future considerations.

         The press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7.  EXHIBITS

         Exhibit 99.1 -- Press Release dated July 15, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ZONAGEN, INC.

Date: July 15, 2002.

                                     By: /s/ Louis Ploth, Jr.
                                        ----------------------------------------
                                        Louis Ploth, Jr.
                                        Vice President, Business Development and
                                        Chief Financial Officer

                                  EXHIBIT INDEX

          Exhibit
           Number                    Description
           -------                  ------------
            99.1           Press Release dated July 15, 2002.